Exhibit 10.1

AMENDMENT NO. 1

TO

CREDIT AGREEMENT

This AMENDMENT NO. 1, dated as of April 23, 2018 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of May 1, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cable One, Inc., a Delaware corporation (the “Borrower”), the Lenders or other financial institutions or entities from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower has requested to amend the Credit Agreement to effect the changes described below;

WHEREAS, JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, RBC Capital Markets1 and TD Securities (USA) LLC will act as joint lead arrangers and joint bookrunning managers for purposes of this Amendment (the “Amendment No. 1 Lead Arrangers”); and

WHEREAS, each Lender holding Incremental Term B-1 Loans (the “Existing Incremental Term B-1 Loans”, and the Lenders with Existing Incremental Term B-1 Loans, the “Existing Incremental Term B-1 Lenders”) and each other Lender that executes and delivers a consent (a “Consent”) in the form of Exhibit A to this Amendment by 5:00 p.m., New York City time, on April 18, 2018 (the “Consent Deadline”) will have agreed to the terms of this Amendment upon the effectiveness of this Amendment on the Amendment No. 1 Effective Date (as defined below).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Section 1.              Amendments to the Credit Agreement.

The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as defined below), hereby amended as follows:

(a)     The following new defined terms are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“2018 Repricing Amendment Effective Date” means April 23, 2018.

“2018 Repricing Amendment” means that certain Amendment No. 1 to this Agreement, dated as of the 2018 Repricing Amendment Effective Date, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

1 RBC Capital Markets is a brand name for the capital market businesses of Royal Bank of Canada and its affiliates.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Required Class Lenders” means, at any time, (i) with respect to any Class of Term Loans, the holders of more than 50% of the sum of the total unpaid principal amount of the Term Loans with respect to such Class of Term Loans and (ii) with respect to the Revolving Loans, the Required Revolving Lenders, as applicable; provided that the Commitment of, and the portion of the Credit Exposure held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Class Lenders.

(b)     The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended by replacing clause (b) thereof with the following:

“(b) (i) in the case of Eurocurrency Incremental Term B-1 Loans, (1) 2.25%, for any day prior to the 2018 Repricing Amendment Effective Date and (2) 1.75%, for any day on or after the 2018 Repricing Amendment Effective Date and (ii) in the case of Base Rate Incremental Term B-1 Loans, (1) 1.25%, for any day prior to the 2018 Repricing Amendment Effective Date and (2) 0.75%, for any day on or after the 2018 Repricing Amendment Effective Date”.

(c)     The definition of “ERISA” in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

(d)     The definition of “Interest Election Request” in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.03.

(e)     The definition of “Mortgaged Property” in Section 1.01 of the Credit Agreement is amended by amending and restating the last sentence thereof in its entirety as follows:

“It is understood and agreed that the real property set forth on Schedule 6.11 shall not constitute Mortgaged Property; provided that if such real property is not Disposed of by the Borrower prior to the first anniversary of the 2018 Repricing Amendment Effective Date, then such real property, to the extent constituting Material Real Property, shall also constitute Mortgaged Property and the Borrower will comply with the requirements of Section 5.09(b)(i)(D).”

(f)     Section 2.10(a)(iii) of the Credit Agreement is amended by deleting the reference to “on or prior to the date that is six months after the Restatement Effective Date” and replacing such reference with “after the 2018 Repricing Amendment Effective Date and on or prior to the date that is six months after the 2018 Repricing Amendment Effective Date”.

(g)     Section 2.13 of the Credit Agreement is amended and restated in its entirety as follows:

“Section 2.13. Alternate Rate of Interest. (a) If prior to the commencement of any Interest Period for a Eurocurrency Borrowing:

(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate for such Interest Period; or

(ii) the Administrative Agent is advised by the Required Lenders that the Eurocurrency Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy or transmission by electronic communication in accordance with Section 9.01 as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective and (B) if any Borrowing Request requests a Eurocurrency Borrowing, such Borrowing shall be made as a Base Rate Borrowing.

(b) If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) of this Section have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) of this Section have not arisen but the supervisor for the administrator of the LIBO Screen Rate or a Governmental Authority has made a public statement identifying a specific date after which the LIBO Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the Eurocurrency Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time and the Administrative Agent and the Borrower shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be necessary or appropriate to give effect to such new rate of interest (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Rate). Notwithstanding anything to the contrary in Section 9.02, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Class Lenders of each Class stating that such Lenders object to such amendment. If an alternate rate of interest is to be established in accordance with this Section 2.13(b) then until such new rate of interest is established (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 2.13(b), only to the extent the LIBO Screen Rate for such Interest Period is not available or published at such time on a current basis), any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective (and any Eurocurrency Borrowing at the end of the applicable Interest Period shall automatically be converted to a Base Rate Borrowing); provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

(h)     Section 2.19(a)(iv) of the Credit Agreement is amended by amending and restating the proviso thereto in its entirety as follows:

“provided that if the Effective Yield of any newly established Class of Incremental Term B Loans (other than Refinancing Term Loans) that is established prior to the date that is 12 months from the 2018 Repricing Amendment Effective Date exceeds the Effective Yield of the Incremental Term B-1 Loans by more than 50 basis points, then the Applicable Rate for the Incremental Term B-1 Loans shall be increased to the extent required so that the Effective Yield of such Incremental Term B-1 Loans is equal to the Effective Yield of such Incremental Term B Loans minus 50 basis points,”

(i)     Article VIII of the Credit Agreement is amended by adding clauses (k), (l) and (m) as follows:

(k)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)      such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, Letters of Credit or the Commitments;

(ii)     the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, and the conditions for exemptive relief thereunder are and will continue to be satisfied in connection therewith;

(iii)     (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or

(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(l)     In addition, unless (I) sub-clause (i) in the immediately preceding clause (k) is true with respect to a Lender or (II) if such sub-clause (i) is not true with respect to a Lender and such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (k), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:

(i)     none of the Administrative Agent or any Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto);

(ii)     the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21, as amended from time to time) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E);

(iii)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations);

(iv)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder; and

(v)     no fee or other compensation is being paid directly to the Administrative Agent or any Arranger or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(m)     The Administrative Agent and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

Section 2.            Conditions Precedent to the Effectiveness of this Amendment.

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (the “Amendment No. 1 Effective Date”):

(a)     Executed Counterparts. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Guarantors, the New Lender (as defined below) and the Administrative Agent.

(b)     Executed Consents. The Administrative Agent shall have received a Consent substantially in the form of Exhibit A to this Amendment, duly executed by (i) each Existing Incremental Term B-1 Lender (excluding any Assigning Lender (as defined below)), (ii) each Incremental Term A-1 Lender and (iii) each Revolving Lender, in each case, by the Consent Deadline.

(c)     No Default or Event of Default. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d)     Representations and Warranties. The representations and warranties of the Borrower set forth in Section 3 of this Amendment shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Amendment No. 1 Effective Date, except where any representation and warranty is expressly made as of a specific earlier date, such representation and warranty shall be true in all material respects as of any such earlier date.

(e)     Officer’s Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower dated the Amendment No. 1 Effective Date certifying as to the satisfaction of the conditions set forth in paragraphs (c) and (d) of this Section 2.

(f)     Fees and Expenses Paid. All fees and, to the extent invoiced at least two Business Days prior to the Amendment No. 1 Effective Date, expenses (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Amendment No. 1 Lead Arrangers and the Administrative Agent with respect thereto), that are required to be paid or reimbursed by the Borrower on or prior to the Amendment No. 1 Effective Date as separately agreed by the Borrower, the Administrative Agent and the Amendment No. 1 Lead Arrangers shall have been paid.

(g)     Patriot Act. The New Lender shall have received, at least three Business Days prior to the Amendment No. 1 Effective Date, all documentation and other information reasonably requested in writing by it at least ten Business Days prior to the Amendment No. 1 Effective Date in order to allow the New Lender to comply with the Act.

Section 3.           Representations and Warranties.

Each Loan Party represents and warrants to the Lenders as of the Amendment No. 1 Effective Date that:

(a)     This Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(b)     The representations and warranties of the Borrower and each other Loan Party contained in Article III of the Credit Agreement or any other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the date of this Amendment, except where any representation and warranty is expressly made as of a specific earlier date, such representation and warranty shall be true in all material respects as of any such earlier date.

Section 4.          Assigning Lenders and the New Lender.

(a)      If any Existing Incremental Term B-1 Lender does not return an executed Consent to the Administrative Agent prior to the Consent Deadline or elects to assign its Existing Incremental Term B-1 Loans as provided in its executed Consent (each such Existing Incremental Term B-1 Lender, an “Assigning Lender”), then pursuant to and in compliance with the terms of Section 2.18(b) of the Credit Agreement and this Amendment and as of the Amendment No. 1 Effective Date, such Assigning Lender shall be replaced and all of its interests, rights and obligations under the Credit Agreement and the related Loan Documents shall be purchased and assumed by JPMorgan Chase Bank, N.A. (the “New Lender”). As of the Amendment No. 1 Effective Date, each Assigning Lender will be deemed to have executed an Assignment and Assumption (“Assignment Agreement”) for all of its then outstanding Loans and Commitments and will be deemed to have assigned all of its then outstanding Loans and Commitments to New Lender, in each case pursuant to and in compliance with the terms of Section 2.18(b) of the Credit Agreement and this Amendment.

(b)     The New Lender hereby (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents and the exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

(c)     The Administrative Agent hereby (i) consents to this Amendment and consents to the assignment of the then outstanding Existing Incremental Term B-1 Loans of each Assigning Lender to the New Lender in accordance with Section 9.04 of the Credit Agreement and (ii) agrees that no assignment fees specified in Section 9.04 shall be required to be paid by the Borrower in connection with such assignment.

(d)     This Amendment shall constitute the notice required under Section 2.18(b) of the Credit Agreement.

(e)     For the avoidance of doubt, all Existing Incremental Term B-1 Loans shall continue to be outstanding as Incremental Term B-1 Loans under the Credit Agreement (as amended hereby) on and after the Amendment No. 1 Effective Date, subject to the terms of this Amendment and for the avoidance of doubt the Incremental Term B-1 Loans shall continue as the same Class of Term Loans for all purposes under the Credit Agreement.

(f)      On the Amendment No. 1 Effective Date, the Borrower shall pay to the Administrative Agent, for the account of each Existing Incremental Term B-1 Lender, the accrued and unpaid interest through April 22, 2018, on the Incremental Term B-1 Loans (such amount, the “Accrued Interest Payment”). The Interest Period in effect with respect to the Incremental Term B-1 Loans immediately prior to the Amendment No. 1 Effective Date shall continue until the expiration thereof. Notwithstanding anything to the contrary in the Credit Agreement, upon the expiration of such Interest Period, the Borrower shall pay interest on the Incremental Term B-1 Loans solely for the portion of such Interest Period not previously covered by the Accrued Interest Payment.

Section 5.        Fees and Expenses.

The Borrower agrees to pay in accordance with the terms of Section 9.03 of the Credit Agreement all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation and administration of this Amendment (including the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, subject to the limitations set forth in Section 9.03 of the Credit Agreement).

Section 6.        Reference to the Effect on the Loan Documents.

(a)     As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 1 Effective Date.

(b)     Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)     The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower, the Arrangers or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein. Each of the parties hereto acknowledge that this Amendment shall not be construed as a novation of the Credit Agreement.

(d)     This Amendment is a Loan Document.

Section 7.        Consent and Affirmation.

(a)     Each of the Guarantors, in its capacity as a guarantor under the Guarantee Agreement and a Pledgor under the Security Agreement, and as a party to each other Loan Document to which it is a party, hereby (i) consents to the execution, delivery and performance of this Amendment and agrees that each of the Loan Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 1 Effective Date, except that, on and after the Amendment No. 1 Effective Date, each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended and otherwise modified by this Amendment and (ii) affirms and confirms its guarantee of the Obligations and its pledge/or grant of a security interest in its assets as Collateral to secure the Obligations with all such security interests continuing in full force and effect after giving effect to this Amendment and that the Loan Documents to which each of the Guarantors is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

(b)     The Borrower hereby (i) agrees that each of the Loan Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 1 Effective Date, except that, on and after the Amendment No. 1 Effective Date, each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended and otherwise modified by this Amendment and (ii) affirms and confirms its pledge/or grant of a security interest in its assets as Collateral to secure the Obligations with all such security interests continuing in full force and effect after giving effect to this Amendment and that the Loan Documents to which it is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

Section 8.      Execution in Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or .pdf shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.      Headings.

The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

Section 10.     Notices.

All communications and notices hereunder shall be given as provided in the Credit Agreement. For purposes of the Credit Agreement, the initial notice address of the New Lender shall be as separately identified to the Administrative Agent.

Section 11.     Severability.

Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 12.     Successors.

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 13.     Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial.

The provisions of Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, as if a part hereof.

Section 14.     Post-Closing Requirements.

Within 30 days after the Amendment No. 1 Effective Date (or such longer period as the Administrative Agent may agree in its reasonable discretion), the Borrower shall deliver or cause to be delivered to the Administrative Agent:

(a)     an amendment to the existing deed of trust encumbering the Mortgaged Property located in Maricopa County, AZ (the “Arizona DOT”) duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where the Arizona DOT was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Administrative Agent; and

(b)     a Limited Modification Endorsement to the existing policy of title insurance insuring the Arizona DOT in form and substance reasonably satisfactory to the Administrative Agent and  having the effect of a valid, issued and binding endorsement to the respective title insurance policy.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers, as of the date first written above.

CABLE ONE, INC., as the Borrower

By:	/s/ Kevin P. Coyle
	Name:	Kevin P. Coyle
	Title:	Chief Financial Officer

CABLE ONE VOIP LLC, as a Guarantor

By:	/s/ Kevin P. Coyle
	Name:	Kevin P. Coyle
	Title:	Vice President

AVENUE BROADBAND COMMUNICATIONS LLC, as a Guarantor

By:	/s/ Kevin P. Coyle
	Name:	Kevin P. Coyle
	Title:	Vice President

TELECOMMUNICATIONS MANAGEMENT, LLC, as a Guarantor

By:	/s/ Kevin P. Coyle
	Name:	Kevin P. Coyle
	Title:	Vice President

ULTRA COMMUNICATIONS GROUP, LLC, as a Guarantor

By:	/s/ Kevin P. Coyle
	Name:	Kevin P. Coyle
	Title:	Vice President

[Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as New Lender

By:	/s/ Alicia Schreibstein
	Name:	Alicia Schreibstein
	Title:	Executive Director

[Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank, Swingline Lender and a Lender

By:	/s/ Alicia Schreibstein
	Name:	Alicia Schreibstein
	Title:	Executive Director

[Signature Page to Amendment No. 1]

Exhibit A

CONSENT TO AMENDMENT NO. 1

CONSENT (this “Consent”) TO AMENDMENT NO. 1 (“Amendment”) to the Amended and Restated Credit Agreement, dated as of May 1, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cable One, Inc., a Delaware corporation (the “Borrower”), the Lenders or other financial institutions or entities from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Incremental Term B-1 Lenders Only

Check the first or second box below

☐

Consent:

The undersigned Lender (including any New Lender) hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Existing Incremental Term B-1 Loans held by such Lender.

☐

Consent and Post-Close Settle of Existing Term B-1 Loans:

The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Existing Incremental Term B-1 Loans held by such Lender and elects to have all such Existing Incremental Term B-1 Loans held by such Lender be assigned on the Amendment No. 1 Effective Date to the New Lender (and is hereby deemed to execute the Assignment Agreement) and purchase by assignment from the New Lender Incremental Term B-1 Loans in a principal amount equal to the principal amount of such assigned Existing Incremental Term B-1 Loans (or such lesser amount as notified and allocated to such Incremental Term B-1 Lender by JPMorgan Chase Bank, N.A.).

Incremental Term A-1 Lenders Only

☐	Consent: The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Incremental Term A-1 Loans held by such Lender.

Revolving Lenders Only

☐	Consent: The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Revolving Credit Exposure and Revolving Commitments of such Lender.

Name of Lender: ____________________________________________________ by ______________________________ Name: Title:
For any Institution requiring a second signature line: by ______________________________ Name: Title: